[DESCRIPTION]         ANNUAL REPORT

To Our Contract Owners:                                          February, 2001

We are pleased to provide you with the 2000 Annual Report for your New England Variable Annuity Fund I. This report reviews the performance of the fund and the holdings in the portfolio through December 31, 2000.

New England Financial and its affiliates offer many variable life and variable annuity products to help you meet your financial objectives. We are committed to meeting your expectations by providing quality products with strong performance potential and excellent personal service.

Also included within your 2000 Annual Report is a notice regarding Metropolitan Life Insurance Company's and New England Financial's privacy guidelines. This notice, located on the reverse side of this letter, is intended to inform you and all of our clients how personal information that we maintain is treated. This notification is required by all financial institutions subject to the Financial Services Modernization Act recently enacted by Congress.

Please feel free to contact your Registered Representative with any questions you may have regarding your financial objectives. Thank you for choosing New England Variable Annuity Fund I.

Sincerely,

/s/ M. A. Brown

Mary Ann Brown
President
New England Financial Products & Services

NOTE: Investment performance results contained in this report are not a prediction of future returns and, except for the average annual total returns, do not reflect the deduction of the maximum 6% sales load, the maximum 3% administrative charge or 3.5% premium tax, if applicable. If included, these charges would reduce performance figures. The investment return on and principal value of your investment will fluctuate, so that your contract may be worth more or less than you invested.

NATIONAL ASSOCIATION OF SECURITIES DEALERS DISCLOSURE

The National Association of Securities Dealers Regulation, Inc. (NASDR) has a "Public Disclosure Program" which provides current and historical information on registered representatives and Financial Institutions registered with the NASD. If you would like information pertaining to the "Public Disclosure Program", including an informational brochure that describes the program, you may contact the NASD directly by calling the NASDR, Inc. Public Disclosure Hotline at 800-289-9999 or by visiting the NASDR, Inc.'s website at NASDR.com.

If you would like to contact New England Financial concerning any aspect of your account or our products and services, please call us directly at 800-435-4117.

         THIS NOTICE IS FOR YOUR INFORMATION. NO RESPONSE IS REQUIRED.


Privacy Notice to Our Customers     New England Financial(TM), A MetLife(R)
                                    Affiliate

Metropolitan Life Insurance Company ("MetLife") and New England Life Insurance Company ("New England Financial") strongly believe in protecting the confidentiality and security of information we collect about you. This notice refers separately to MetLife and New England Financial by using the terms "us," "we," or "our." This notice describes our privacy policy and describes how we treat the information we receive ("Information") about you.

Why We Collect and How We Use Information: We collect and use Information for business purposes with respect to our insurance and other business relationships involving you. These business purposes include evaluating a request for our insurance or other products or services, evaluating benefit claims, administering our products or services, and processing transactions requested by you. We may also use Information to offer you other products or services we provide.

How We Collect Information: We get most Information directly from you. The Information that you give us when applying for our products or services generally provides the Information we need. If we need to verify Information or need additional Information, we may obtain Information from third parties such as adult family members, employers, other insurers, consumer reporting agencies, physicians, hospitals and other medical personnel. Information collected may relate to your finances, employment, health, avocations or other personal characteristics as well as transactions with us or with others, including our Affiliates.

How We Protect Information: We treat Information in a confidential manner. Our employees are required to protect the confidentiality of Information. Employees may access Information only when there is an appropriate reason to do so, such as to administer or offer our products or services. We also maintain physical, electronic and procedural safeguards to protect Information; these safeguards comply with all applicable laws. Employees are required to comply with our established policies.

Information Disclosure: We may disclose any Information when we believe it necessary for the conduct of our business, or where disclosure is required by law. For example, Information may be disclosed to others, including our independent agents and brokers to enable them to provide business services or functions for us, such as helping us to evaluate requests for insurance or benefits, to perform general administrative activities such as maintaining existing accounts, or to otherwise assist us in servicing or processing an insurance product or service requested or authorized by you. Information may also be disclosed for audit or research purposes; or to law enforcement and regulatory agencies. For example, to help us prevent fraud, Information may be disclosed to Affiliates as well as to others that are outside of the MetLife family of companies, such as companies that process data for us, companies that provide general administrative services for us, other insurers, and consumer reporting agencies. Our Affiliates include financial services companies such as life and property and casualty insurers, securities firms, broker dealers and financial advisors and may also include companies that are not financial services companies. We may make other disclosures of Information as permitted by law.

Information may also be shared with our Affiliates so that they may offer you products or services from the MetLife family of companies. We may also provide
Information: (i) to others outside of the MetLife family of companies, such as marketing companies, or independent agents and brokers to assist us in offering our products and services to you, and (ii) to financial services companies outside of the MetLife family of companies with which we have a joint marketing agreement. For example, an agreement with another insurer to enable us to offer you certain of that insurer's products. We do not make any other disclosures of Information to other companies who may want to sell their products or services to you. For example, we will not sell your name to a catalogue company. We may disclose any Information, other than a consumer report or health information, for the purposes described in this paragraph.

Access to and Correction of Information: Generally, upon your written request, we will make available Information for review. Information collected in connection with, or in anticipation of, any claim or legal proceeding will not be made available. If you notify us that the Information is incorrect, we will review it. If we agree, we will correct our records. If we do not agree, you may submit a short statement of dispute, which we will include in any future disclosure of Information.

Further Information: In addition to any other privacy notice we may provide, a recently enacted federal law established new privacy standards and requires us to provide this summary of our privacy policy once each year. You may have additional rights under other applicable laws. For additional information regarding our privacy policy, please contact us at our website at www.nefn.com
                                                                  ------------
or write to us at New England Financial, PO Box 833, Boston, MA 02117-9805.

Metropolitan Life Insurance Company, NY, NY
New England Life Insurance Company, Boston, MA

NEW ENGLAND VARIABLE ANNUITY FUND I
INVESTMENT RECORD (Unaudited)

Percent Change in Unit Value*
                                                                  New England
                                                                Variable Annuity
                                                                     Fund I
      29 years 9 months ended December 31, 2000................     +3,123.1%
      20 years ended December 31, 2000.........................     +1,855.2%
      15 years ended December 31, 2000.........................       +673.3%
      10 years ended December 31, 2000.........................       +344.9%
       5 years ended December 31, 2000.........................       +125.7%
       1 year ended December 31, 2000..........................         -2.6%

* The percentage figures for the Fund are based upon beginning accumulation unit values for the periods shown of $1.157298, $1.907809, $4.823900, $8.383448, $16.523266, and $38.279606, respectively.

The periods selected cover the period since the Fund first commenced business, the last twenty years, the last fifteen years, the last ten years, the last five years and the past year. The results should be considered in light of the Fund's investment objective and policies, the characteristics and quality of its portfolio securities, and the periods selected. Inasmuch as the Fund does not distribute investment income, the investment record reflects reinvestment of such income. The investment record for the Fund also reflects charges, at an effective annual rate of approximately 1.26%, made for investment management and mortality and expense risks. It also reflects certain other expenses to the Fund, currently at an annual rate of .05%.

-------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE TABLE (Unaudited)

                       Accumulation      %
Date                    Unit Value     Change

March 25, 1971........  $1.157298        --
December 31, 1971.....   1.180085      + 2.0
December 31, 1972.....   1.324345      +12.2
December 31, 1973.....   1.144645      -13.6
December 31, 1974.....   0.786512      -31.3
December 31, 1975.....   0.981727      +24.8
December 31, 1976.....   1.147484      +16.9
December 31, 1977.....   1.077867      - 6.1
December 31, 1978.....   1.180390      + 9.5
December 31, 1979.....   1.356685      +14.9
December 31, 1980.....   1.907809      +40.6
December 31, 1981.....   2.046992      + 7.3
December 31, 1982.....   3.254033      +59.0
December 31, 1983.....   3.943886      +21.2
December 31, 1984.....   3.572709      - 9.4
December 31, 1985.....   4.823900      +35.0
December 31, 1986.....   6.156190      +27.6
December 31, 1987.....   7.017161      +14.0
December 31, 1988.....   6.745649      - 3.9
December 31, 1989.....   7.984578      +18.4
December 31, 1990.....   8.383448      + 5.0
December 31, 1991.....  11.835525      +41.2
December 31, 1992.....  11.576959      - 2.2
December 31, 1993.....  12.850577      +11.0
December 31, 1994.....  11.899473      - 7.4
December 31, 1995.....  16.523266      +38.9
December 31, 1996.....  20.079854      +21.5
December 31, 1997.....  24.547721      +22.3
December 31, 1998.....  32.575691      +32.7
December 31, 1999.....  38.279606      +17.5
December 31, 2000.....  37.301000      - 2.6

The above table indicates the accumulation unit value of the Fund on March 25, 1971, the date of the first sale, and on the last valuation date of each twelve month period from December 31, 1971 through December 31, 2000, together with the percentage change in accumulation unit values during each such period.

-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Unaudited)

The average annual total return of the Fund on a single purchase payment of $1,000 for the 1, 5 and 10 year periods ending December 31, 2000 was -13.5%, 14.9% and 14.7%, respectively, assuming deduction of the 3.5% maximum premium tax. Assuming no premium tax deduction, the average annual total return on a $1,000 purchase payment for the same periods was -10.4%, 15.7% and 15.1%, respectively. These performance results represent past performance. These results reflect the deduction of the maximum sales and administrative load of 9% of the first $46 and 8% of the balance of the purchase payment (after premium tax, if any).

-------------------------------------------------------------------------------

NEW ENGLAND VARIABLE ANNUITY FUND I
PORTFOLIO REVIEW



                       TEN LARGEST COMMON STOCK HOLDINGS
                            as of December 31, 2000

                                           Market      Percent of
         Company                           Value    Total Net Assets
         United Health Group Inc. ...... $5,057,300       8.0%
         Hershey Foods Corp. ...........  3,946,188       6.2
         Philip Morris Cos, Inc. .......  3,894,000       6.1
         XL Capital Ltd. ...............  3,757,125       5.9
         Inco Ltd. .....................  3,687,200       5.8
         CVS Corp. .....................  3,326,531       5.2
         Apartment Investment &
          Management Co. ...............  3,315,850       5.2
         General Dynamics Corp. ........  3,198,000       5.0
         Equity Office Properties.......  3,132,000       4.9
         Anheuser-Busch Cos, Inc........  3,003,000       4.7


PORTFOLIO CHANGES

Shares owned at December 31, 2000 compared to shares owned December 31, 1999

     NEW SECURITIES ADDED
                                Shares
                                ------
Anadarko Petroleum Corp. ...... 17,000
CIGNA Corp. ................... 19,500
El Paso Energy Corp. .......... 36,500
Equity Office Properties....... 96,000
Equity Residential Properties.. 15,000
Federal National Mortgage
 Association................... 34,500
General Dynamics Corp. ........ 41,000
HCA-Healthcare Co. ............ 52,000
Petroleo Brasileiro............  9,000
Petroleo Brasileiro Preferred.. 44,000
Philip Morris Cos, Inc. ....... 88,500
Schlumberger Ltd. ............. 37,000
UnitedHealth Group Inc. ....... 82,400
Washington Mutual Inc. ........ 55,200
Wellpoint Health Networks...... 23,000
XL Capital Ltd. ............... 43,000

          SECURITIES ELIMINATED
                                   Shares
                                   ------
AFLAC, Inc. .....................   68,000
Alcan Aluminium, Ltd. ...........   38,000
Alcoa, Inc. .....................   60,900
Apple Computer, Inc. ............   40,000
Applied Materials, Inc. .........   26,800
Computer Sciences Corp. .........   22,000
Deere & Co. .....................   40,000
General Growth Properties, Inc. .   65,500
Koninklijke Philips Electron.....   39,020
McDonald's Corp. ................   38,500
Micron Technology, Inc. .........   56,500
Mirage Resorts, Inc. ............  183,500
Nokia Corp. .....................   16,800
Pohang Iron & Steel, Ltd. .......  109,000
Telecomunicacoes Brasileiras.....   11,500
Telefonos de Mexico..............   37,000
Teradyne, Inc. ..................   32,900
Texas Instruments, Inc. .........   23,100
Trico Global Restaurants, Inc. ..   91,000
Vornado Realty Trust.............   48,000

NEW ENGLAND VARIABLE ANNUITY FUND I
PORTFOLIO OF INVESTMENTS December 31, 2000


          COMMON STOCKS--96.5% of Total Net Assets

                                                                           Value
   Shares                                                               (Note 2)
   ------                                                            -----------
          Aerospace & Defense--5.0%
   41,000 General Dynamics Corp. .................................   $ 3,198,000
                                                                     -----------
          Beverages & Tobacco--10.9%
   66,000 Anheuser-Busch Cos, Inc. ...............................     3,003,000
   88,500 Philip Morris Cos, Inc. ................................     3,894,000
                                                                     -----------
                                                                       6,897,000
                                                                     -----------
          Financial Institutions--4.6%
   55,200 Washington Mutual Inc. .................................     2,929,050
                                                                     -----------
          Financial Services--4.7%
   34,500 Federal National Mortgage Association...................     2,992,875
                                                                     -----------
          Food--Retailers/Wholesalers--6.2%
   61,300 Hershey Foods Corp. ....................................     3,946,188
                                                                     -----------
          Gas Pipelines--4.1%
   36,500 El Paso Energy Corp. ...................................     2,614,312
                                                                     -----------
          Health Care Services--15.7%
   52,000 HCA--Healthcare Co. ....................................     2,288,520
   82,400 UnitedHealth Group Inc. ................................     5,057,300
   23,000 Wellpoint Health Networks*..............................     2,650,750
                                                                     -----------
                                                                       9,996,570
                                                                     -----------
          Insurance--10.0%
   19,500 CIGNA Corp. ............................................     2,579,850
   43,000 XL Capital Ltd. ........................................     3,757,125
                                                                     -----------
                                                                       6,336,975
                                                                     -----------
          Metals & Mining--5.8%
  220,000 Inco Ltd.*..............................................     3,687,200
                                                                     -----------
          Oil--Independent Production--1.9%
   17,000 Anadarko Petroleum Corp. ...............................     1,208,360
                                                                     -----------
          Oil--Major Integrated--2.1%
    9,000 Petroleo Brasileiro*....................................       227,250
   15,200 Total Fina Elf..........................................     1,104,850
                                                                     -----------
                                                                       1,332,100
                                                                     -----------
          Oil Services--4.7%
   37,000 Schlumberger Ltd. ......................................     2,957,688
                                                                     -----------
          Retail--5.3%
   55,500 CVS Corp. ..............................................     3,326,531
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
PORTFOLIO OF INVESTMENTS -- Continued


          COMMON STOCKS -- Continued
                                                                           Value
   Shares                                                               (Note 2)
   ------                                                            -----------

          Real Estate Investment Trusts--15.5%
   66,400 Apartment Investment & Management Co....................   $ 3,315,850
   59,500 Boston Properties, Inc. ................................     2,588,250
   96,000 Equity Office Properties ...............................     3,132,000
   15,000 Equity Residential Properties...........................       829,687
                                                                     -----------
                                                                       9,865,787
                                                                     -----------

          TOTAL COMMON STOCK
          (cost $53,146,067)......................................    61,288,636
                                                                     -----------

          PREFERRED STOCKS--1.6% of Total Net Assets

          Oil--Major Integrated--1.6%
   44,000 Petroleo Brasileiro.....................................     1,033,560
                                                                     -----------

          TOTAL PREFERRED STOCKS
          (Cost $1,129,127).......................................     1,033,560
                                                                     -----------

          CORPORATE SHORT-TERM NOTES--1.3% of Total Net Assets

    Face
   Amount
   ------
 $825,000 American Express Credit Corp., 6.48% due 1/2/01.........       825,000
                                                                     -----------

          TOTAL CORPORATE SHORT-TERM NOTES
          (cost $825,000).........................................       825,000
                                                                     -----------

          TOTAL INVESTMENTS--99.4%
          (cost $55,100,194)......................................    63,147,196
                                                                     -----------
          Other assets in excess of other liabilities--0.6%.......       410,134
                                                                     -----------

          TOTAL NET ASSETS--100%..................................   $63,557,330
                                                                     ===========

          *Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I

STATEMENT OF
ASSETS AND LIABILITIES
December 31, 2000

Assets
 Investments at value (cost
  $55,100,194)(Note 2) ..............................................  $63,147,196
 Receivable for investments
  sold...............................................................    5,193,093
 Dividends and interest receivable...................................      137,808
                                                                       -----------
    Total assets.....................................................   68,478,097
                                                                       -----------
Liabilities
 Payable for investments purchased...................................    4,187,696
 Payable for investment advisory fees (Note 4).......................       15,143
 Payable for mortality and expense risks (Note 5)....................       44,196
 Payable for other direct expenses (Note 4)..........................       54,165
 Payable to bank.....................................................      619,567
                                                                       -----------
    Total liabilities................................................    4,920,767
                                                                       -----------
Net assets...........................................................  $63,557,330
                                                                       ===========
Net assets attributable to variable annuity contractholders 1,513,677 accumulation units at $37.30 per unit...............................  $56,461,664
Annuity reserves (Note 2)............................................    7,095,666
                                                                       -----------
                                                                       $63,557,330
                                                                       ===========

STATEMENT OF
OPERATIONS
For the year ended December 31, 2000

Investment income (Note 2)
 Income
  Dividends (net of foreign taxes of $11,432)..................... $ 1,337,773
  Interest........................................................      59,806
  Other income....................................................      22,375
                                                                   -----------
    Total income..................................................   1,419,954
                                                                   -----------
 Expenses
  Mortality and expense risks (Notes 2 and 5).....................     620,665
  Investment advisory fee (Note 4)................................     212,067
  Other direct expenses (Note 4)..................................      35,152
                                                                   -----------
    Total expenses................................................     867,884
                                                                   -----------
 Net investment income............................................     552,070
                                                                   -----------
Realized and unrealized gain (loss) on investments (Note 3)
  Net realized gain from investments sold.........................   1,719,180
  Net change in unrealized depreciation of investments............  (4,150,541)
                                                                   -----------
    Net loss on investments.......................................  (2,431,361)
                                                                   -----------
Decrease in net assets resulting from operations.................. $(1,879,291)
                                                                   ===========

   The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
STATEMENTS OF CHANGES IN NET ASSETS


                                                       For the years ended
                                                          December 31,
                                                    --------------------------
                                                        2000          1999
                                                    ------------  ------------
Increase (decrease) in net assets from operations
 Net investment income............................. $    552,070  $    402,118
 Net realized gain from investments sold...........    1,719,180    17,597,004
 Net change in unrealized depreciation of
  investments......................................   (4,150,541)   (5,988,129)
                                                    ------------  ------------
 Increase (decrease) in net assets resulting from
  operations.......................................   (1,879,291)   12,010,993
                                                    ------------  ------------
Changes from principal transactions
 Purchase payments, less sales and administrative
  expenses and applicable premium taxes (Note 4)...      187,311       388,326
 Contract terminations.............................  (11,274,332)  (14,269,358)
 Annuity payments..................................     (933,544)     (921,771)
 Adjustments to annuity reserves (Note 2)..........      190,346       328,710
                                                    ------------  ------------
 Decrease in net assets resulting from principal
  transactions.....................................  (11,830,219)  (14,474,093)
                                                    ------------  ------------
 Total decrease in net assets......................  (13,709,510)   (2,463,100)
Net assets
 Beginning of year.................................   77,266,840    79,729,940
                                                    ------------  ------------
 End of year....................................... $ 63,557,330  $ 77,266,840
                                                    ============  ============



   The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
SUPPLEMENTARY INFORMATION --
Selected Per Unit Data and Ratios

Selected data for an accumulation unit outstanding throughout each year and ratios are as follows:

                                       Year Ended December 31,
                          -----------------------------------------------------
                            2000       1999       1998       1997       1996
                          ---------  ---------  ---------  ---------  ---------
Accumulation unit value,
 beginning of year......     $38.28     $32.58     $24.55     $20.08     $16.52
                          ---------  ---------  ---------  ---------  ---------
Per unit data
 Investment income......        .76        .60        .50        .29        .28
 Expenses...............       (.49)      (.44)      (.38)      (.32)      (.24)
                          ---------  ---------  ---------  ---------  ---------
 Net investment income
  (loss)................        .27        .16        .12       (.03)       .04
 Net realized and
  unrealized gain (loss)
  on investments........      (1.25)      5.54       7.91       4.50       3.52
                          ---------  ---------  ---------  ---------  ---------
 Net increase (decrease)
  in net asset value....       (.98)      5.70       8.03       4.47       3.56
                          ---------  ---------  ---------  ---------  ---------
Accumulation unit value,
 end of year............     $37.30     $38.28     $32.58     $24.55     $20.08
                          =========  =========  =========  =========  =========
Total Return (%)........       (2.6)      17.5       32.7       22.3       21.5
Ratios
 Ratio of operating
  expenses to average
  net assets (%)........       1.31       1.30       1.34       1.35       1.34
 Ratio of net investment
  income to average net
  assets (%)............        .74        .48        .44       (.09)       .22
Portfolio turnover (%)..     267.45     204.32     195.15     209.18     196.25
Number of accumulation
 units outstanding at
 end of year............  1,513,677  1,805,042  2,219,809  2,694,327  3,012,611

   The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS

1.Nature of Operations

New England Variable Annuity Fund I (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund was originally sold for use with various retirement plans that are qualified under the Internal Revenue Code, for individual use, and for use with plans and trusts that are not qualified under the Internal Revenue Code. Currently no new contracts are being offered at this time, but holders of existing flexible payment deferred contracts may continue to make purchase payments. The operations of the Fund are part of Metropolitan Life Insurance Company (the "Insurance Company"). The Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Prior to August 30, 1996, the Fund was a part of New England Mutual Life Insurance Company ("New England Mutual"). Effective August 30, 1996, New England Mutual merged into the Insurance Company. New England Life Insurance Company, a subsidiary of the Insurance Company, is the designated office for contract-holder services.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund.

A. Security valuation. Investments in common stocks traded on a national securities exchange or on the NASDAQ national market system are valued at their last reported sales prices on the principal exchange, or if there was no reported sale during the day and for over-the-counter securities not so listed, at the last reported bid prices. Corporate short-term notes are stated at cost, which approximates fair value.

B. Security transactions and related investment income. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income and net realized and unrealized gain (loss) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the net assets of the Fund as of the beginning of the valuation period.

C. Federal income taxes. The Fund is not taxed separately because the operations of the Fund are part of the total operations of the Insurance Company. The Insurance Company is taxed as a life insurance company under the Internal Revenue Code. The Fund will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Fund.

D. Annuity reserves. Annuity reserves are computed for currently payable contracts according to the 1983-a Mortality Tables. The assumed interest rate may be 0%, 3.5% or 5% as elected by the annuitant and as regulated by the laws of the respective states. Adjustments to annuity reserves are reimbursed to or from the Insurance Company. For contracts payable on or after January 1, 1998 annuity reserves will be computed according to the Annuity 2000 Mortality Tables.

E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS -- Continued


3.Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 2000 were $182,463,686 and $193,408,891, respectively. Gains and losses from sales of investments are computed on the basis of average cost.

4.Advisory and Service Fees With Affiliates

During the year ended December 31, 2000, the Fund incurred investment management fees of $212,067, payable to the Fund's investment adviser, Capital Growth Management Limited Partnership, which was affiliated with the Insurance Company until October 30, 2000. The advisory agreement provides for a fee at the annual rate of 0.3066% of the average daily net assets of the Fund. Deductions from purchase payments for sales and administrative expenses, which for the year ended December 31, 2000, amounted to $14,293, were retained by the Insurance Company.

Effective January 1, 1995, the audit and Board of Managers fees have been borne by the Fund. A charge is deducted daily against the Fund based on estimated audit and manager fees. This daily charge is reviewed on a quarterly basis and adjusted as necessary. Any excess or deficiency in the daily charge relative to incurred expenses is applied to future periods in the quarterly review. For the year ended December 31, 2000 the charges to the Fund amounted to $35,152.

5.Mortality and Expense Risks

Although variable annuity payments differ according to the investment performance of the Fund, they are not affected by mortality or expense experience because the Insurance Company assumes the expense risk and the mortality risk under the contracts. The Insurance Company charges the Fund assets for assuming those risks. During 2000, the mortality and expense risk charges totaled $620,665.

The expense risk assumed by the Insurance Company is the risk that the deductions for sales and administrative expenses and for investment advisory services provided for in the variable annuity contract may prove insufficient to cover the cost of those items.

The mortality risk assumed by the Insurance Company has two elements: a life annuity mortality risk and, for deferred annuity contracts, a minimum death refund risk.

The life annuity mortality risk results from a provision in the contract in which the Insurance Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

Under deferred annuity contracts, the Insurance Company also assumes a minimum death refund risk by providing that there will be payable, on the death of the annuitant during the accumulation period, an amount equal to the greater of (1) the aggregate purchase payments made, without interest, adjusted for any partial surrender, and (2) the value of the contract as of the death valuation date or the date on which a written election of payment is made (whichever is later).

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS -- Continued


If those deductions are insufficient to cover the cost of the expense and mortality risks assumed by the Insurance Company, the Insurance Company absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is transferred to the Insurance Company.

6.Related Parties

The Chairman of the Board of Managers and one other Manager of the Fund are also officers of New England Life Insurance Company.

7.Increase (Decrease) in Accumulation Units

                                                           For the years ended
                                                              December 31,
                                                           --------------------
                                                             2000       1999
                                                           ---------  ---------
    Units purchased.......................................     7,029     28,117
    Units redeemed........................................  (298,394)  (442,884)
                                                           ---------  ---------
     Net decrease.........................................  (291,365)  (414,767)
   Units at beginning of year............................. 1,805,042  2,219,809
                                                           ---------  ---------
   Units at end of year................................... 1,513,677  1,805,042
                                                           =========  =========

8.Contract Owner Meetings for 2000 (Unaudited)

At a Special Meeting of Contractholders of New England Variable Annuity Fund I (the "Fund") held on October 30, 2000, sufficient votes were represented to constitute a quorum, and Contractholders voted to approve the following proposals:

  1. To approve a new investment advisory agreement between Capital Growth Management Limited Partnership and the Fund.

                                                                        Total
                            Voted For  Voted Against  Abstained Votes   Votes
                            ---------- -------------- --------------- ----------
                            909,567.79   29,338.78       46,782.86    985,689.43

  2. To fix the number of members of the Board of Managers at eight members.

                                                                        Total
                            Voted For  Voted Against  Abstained Votes   Votes
                            ---------- -------------- --------------- ----------
                            940,933.78    6,034.29       38,721.36    985,689.43

  3. To elect a Board of Managers:

   Managers                 Voted For  Withheld Votes   Total Votes
   --------                 ---------- -------------- ---------------
   John J. Arena........... 947,079.75   38,609.69      985,689.44
   Edward A. Benjamin...... 947,079.75   38,609.69      985,689.44
   Mary Ann Brown.......... 947,079.75   38,609.69      985,689.44
   John W. Flynn........... 947,079.75   38,609.69      985,689.44
   Anne M. Goggin.......... 947,079.75   38,609.69      985,689.44
   Nancy Hawthorne......... 947,079.75   38,609.69      985,689.44
   John T. Ludes........... 947,079.75   38,609.69      985,689.44
   Dale Rogers Marshall.... 947,079.75   38,609.69      985,689.44

INDEPENDENT AUDITORS' REPORT

To the Board of Managers and the Contract Owners of New England Variable Annuity Fund I

We have audited the accompanying statement of assets and liabilities of New England Variable Annuity Fund I (the "Fund"), including the schedule of portfolio investments, as of December 31, 2000, and the related statements of operations for the year then ended, changes in net assets for the two years then ended, and selected per unit data and ratios for the four years then ended. Theses financial statements and selected per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audit. The selected per unit data and ratios for the year ended December 31, 1996 were audited by other auditors whose report dated January 31, 1997 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. Where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of New England Variable Annuity Fund I as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and selected per unit data and ratios for the four years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2001

New England Variable Annuity Fund I
is a separate account of
Metropolitan Life Insurance Company
One Madison Avenue
New York, New York 10010

Board of Managers
Anne M. Goggin, Chairman
John J. Arena
Edward A. Benjamin
Mary Ann Brown
John W. Flynn
Nancy Hawthorne
John T. Ludes
Dale Rogers Marshall

Designated Office for Contractholder Services
New England Life Insurance Company
501 Boylston Street
Boston, Massachusetts 02116-3700
(617) 578-2000

Investment Adviser
Capital Growth Management Limited Partnership
One International Place
Boston, Massachusetts 02110

Distributor
New England Securities Corporation
399 Boylston Street
Boston, Massachusetts 02116

Legal Counsel
Ropes & Gray
One International Place
Boston, Massachusetts 02110

Independent Auditors
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

This report has been prepared for the Contract Owners of the Fund and is authorized for distribution to prospective investors in the Fund when it is accompanied or preceded by a current prospectus.
--------------------------------------------------------------------------------

Equal Opportunity Employer M/F

New England Financial is the service mark for New England Life Insurance Company, Boston, MA and related companies.

VA-217-01


[LOGO OF NEW ENGLAND FINANCIAL]

--------------------------------------------------------------------------------
NEW ENGLAND
VARIABLE ANNUITY
FUND I

Thirtieth Annual Report
December 31, 2000